Exhibit 99.2

© 2023 Glaukos Corporation Page 1 FDA Approval CONFERENCE CALL & WEBCAST December 14, 2023 (travoprost intracameral implant 75 mcg)

© 2023 Glaukos Corporation Page 2 © 2023 Glaukos Corporation Page 2 Glaukos Participants Tom Burns Chairman & CEO Joe Gilliam President & COO Alex Thurman Sr. VP & Chief Financial Officer Tomas Navratil, Ph.D. Chief Development Officer Chris Lewis VP, Investor Relations & Corporate Affairs

© 2023 Glaukos Corporation Page 3 All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward - looking statements . These statements are based on management’s current expectations, assumptions, estimates and beliefs . Although we believe that we have a reasonable basis for forward - looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward - looking statements in this presentation . These potential risks and uncertainties that could cause actual results to differ materially from those described in forward - looking statements include, without limitation, uncertainties regarding the duration and severity of the COVID - 19 pandemic and its impact on our business or the economy ; the impact of general macroeconomic conditions including foreign currency fluctuations ; the reduced physician fee and ASC facility fee reimbursement rate finalized by CMS for 2022 and 2023 for procedures utilizing the Company’s iStent family of products and its impact on our U . S . combo - cataract glaucoma revenue ; our ability to continue to generate sales of our commercialized products and develop and commercialize additional products ; our dependence on a limited number of third - party suppliers, some of which are single - source, for components of our products ; the occurrence of a crippling accident, natural disaster, pandemic or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations ; securing or maintaining adequate coverage or reimbursement by government or third - party payors for procedures using the iStent ®, the iStent inject® W , iAccess , iPRIME, iStent infinite, iDose® TR, our corneal cross - linking products or other products in development ; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products ; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future technologies (including MIGS technologies) ; our compliance with federal, state and foreign laws and regulations for the approval and sale and marketing of our products and of our manufacturing processes ; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes ; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes ; our ability to protect, and the expense and time - consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation ; and our ability to service our indebtedness . These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2023 , which was filed with the SEC on November 1 , 2023 . Our filings with the SEC are available in the Investor Section of our website at www . glaukos . com or at www . sec . gov . In addition, information about the risks and benefits of our products is available on our website at www . glaukos . com . All forward - looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements . You are cautioned not to place undue reliance on the forward - looking statements in this presentation, which speak only as of the date hereof . We do not undertake any obligation to update, amend or clarify these forward - looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law . Disclaimer

© 2023 Glaukos Corporation Page 4 iDose® TR is approved by the FDA Revolutionary, micro - invasive, injectable treatment for the full range of glaucoma disease severity First - ever long duration procedural pharmaceutical designed to deliver up to 3 years of glaucoma drug therapy

iDose TR: Groundbreaking Glaucoma Advancement


<0.5mm
1.8mm

Designed to provide <u>24/7, continuous, long-duration</u> drug therapy to address ubiquitous patient non-compliance with topical medications



Unique Drug Formulation

75 mcg of a novel, **proprietary, preservative-free travoprost formulation; ~25,000x more concentrated than** leading PGA medications (0.004% in Travatan Z)

Novel Membrane

Nanoporous, ethylene-vinyl acetate (EVA) membrane designed for **continuous drug elution**



Insertion System

Precision-engineered to facilitate straightforward implantation



Fixed and Stable

Securely anchored into scleral tissue for drug elution directly into the anterior chamber

iDose TR
© 2023 Glaukos Corporation
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GLAUKOS

© 2023 Glaukos Corporation Page 6 © 2023 Glaukos Corporation Page 6 iDose TR Prescribing Information iDose TR is a prostaglandin analog indicated for the reduction of intraocular pressure (IOP) in patients with open - angle glaucoma (OAG) or ocular hypertension (OHT) INDICATIONS AND USAGE CLINICAL TRIALS – EFFICACY In the first 3 months following administration, iDose TR demonstrated an IOP change from baseline of - 6.6 to - 8.4 mmHg in the study eye of patients with a mean baseline IOP of 24 mmHg. iDose TR demonstrated non - inferiority to timolol ophthalmic solution in IOP reduction during the first 3 months. Subsequently, iDose TR did not demonstrate non - inferiority over the next 9 months. CLINICAL TRIALS – SAFETY The most common ocular adverse reactions reported in 2% to 6% of patients were increases in IOP, iritis, dry eye, and visual field defects. DOSAGE FORMS AND STRENGTHS Intracameral implant containing 75 mcg travoprost, pre - loaded in a single - dose inserter. GENERAL DOSING INFORMATION iDose TR is a travoprost delivery system consisting of a travoprost releasing implant pre - loaded in a sterile, single - dose inserter. iDose TR is administered intracamerally through a small, clear corneal incision and is anchored into the sclera at the iridocorneal angle. iDose TR should not be readministered to an eye that received a prior iDose TR. 1 1 The company intends to engage with the FDA in the near - future to explore label expansion opportunities to include repeat admini stration over time

iDose TR: Addresses Important Clinical Needs

High rates of non-compliance and non-adherence to topical medications contribute to disease progression

Topical medications are the dominant treatment plan for the roughly 18M US eyes[1] affected by glaucoma and ocular hypertension

Research[2] shows that

>90%   *of patients are non-compliant with medication use*

&

~50%   *purposely discontinue their medication(s) within 6 months*





Complex dosing regimens, instillation difficulties and chronic side effects associated with topical meds undermine patient compliance and quality of life

- *Hyperemia*
- *Periorbital fat atrophy*
- *Ocular surface disease*
- *Hyperchromia*

[1] Based on company analysis of Market Scope, Medicare Claims and IMS Health Compliance data

[2] Nordstrom BL, Friedman DS, Mozaffari E, Quigley H, Walker AM. Persistence and adherence with topical glaucoma therapy. Am J Ophthalmol. 2005;140(4): 598-606

iDose TR
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GLAUKOS

© 2023 Glaukos Corporation Page 8 iDose TR: Phase 3 Data Validates Game - Changing Potential IOP Reductions from Baseline (mmHg) 8.5 6.6 7.7 6.5 6.7 8.4 6.8 7.2 Timolol 0.5% BID iDose TR 1 mmHg range represents IOP reduction means across the 6 US FDA pre - specified timepoints of 8AM and 10AM at Day 10, Week 6 and Month 3 In 2 pivotal trials (1,150 subjects randomized across both trials), iDose TR achieved pre - specified primary efficacy endpoints as agreed upon with US FDA (non - inferiority to topical timolol through 3 months) Statistically significant superior IOP - lowering vs pre - study PGAs in sub - group analysis of combined Phase 3 trials IOP VALUES ON PRE - STUDY PGAs, AFTER PGA WASHOUT, AND AT 3 MONTHS OF iDOSE TR IOP (mmHg) 10 12 14 16 18 20 22 24 Pre-Study PGA After Washout (Remove pre- study PGA) 18.0 mmHg 16.7 mmHg 23.8 mmHg Pre - study PGAs: - 5.8 mmHg In - Study iDose TR: - 7.1 mmHg ( Δ 1.3 mmHg vs pre - study PGAs, p = 0.0003) • 125 subjects across both Phase 3 trials were on a single PGA IOP - lowering med at screening • After 4 - week washout (PGAs removed), IOP rose to 23.8 mmHg, showing pre - study PGA efficacy of - 5.8 mmHg • After iDose TR administration, IOP decreased to 16.7 mmHg at 3 months, showing iDose TR in - study efficacy of - 7.1 mmHg • iDose TR demonstrated 1.3 mmHg statistically significant superior IOP - lowering vs pre - study PGAs (p = 0.0003) Month 3 IOP REDUCTIONS FROM BASELINE OBSERVED DURING FIRST 3 MONTHS 1

© 2023 Glaukos Corporation Page 9 iDose TR: Phase 3 & Phase 2b Data Confirm Long Duration AT 12 MONTHS AT 24 MONTHS AT 36 MONTHS PH 3 93% PH 2B 92% 72% 69% of iDose TR subjects in the Phase 3 trials were completely free of IOP - lowering topical medications at 12 months 81% % OF iDOSE TR SUBJECTS WELL - CONTROLLED 1 ON THE SAME OR FEWER IOP - LOWERING TOPICAL MEDICATIONS % PATIENTS WELL CONTROLLED 1 ON THE SAME OR FEWER TOPICAL IOP - LOWERING MEDS IN PHASE 2B TRIAL AT 3 YEARS 69% 45% Timolol 0.5% BID 1 Well - controlled patients were prospectively defined in the clinical study protocol as those with IOP was ≤ 18 mmHg in the Phase 2B trial. In the Phase 3 trials, they were defined as those with IOP ≤ 22 mmHg, or > 22 and ≤ 25 mmHg with a reduction of ≥20% from baseline. Patients above these values were treated with the addition of a topical IOP - lowering medication .

© 2023 Glaukos Corporation Page 10 iDose TR shown to deliver therapeutically relevant and durable drug concentrations through 24 months iDose TR Pharmacokinetic Clinical Study Results Open label, single - center study to determine in - patient drug elution rate and aqueous humor (AH) exposure to travoprost free acid (TFA) 210 iDose TR patients were followed for 3 - 24 months At pre - determined timepoints, iDose TR was removed and analyzed for remaining levels of travoprost in the implants. AH was collected and analyzed for TFA concentrations 5 3.7 5.6 2 2.2 3.8 3.3 3 Months 6 Months 12 Months 15 Months 18 Months 21 Months 24 Months ng/mL MEAN TFA CONCENTRATIONS Mean TFA levels were above C MAX concentration of TFA (1.78 ng/mL) determined after the dosing of topical travoprost; levels were also above efficacious TFA level (95 pg/mL) estimated after intracameral implant dosing of travoprost 79% 70% 50% 39% 35% 28% 16% 3 Months 6 Months 12 Months 15 Months 18 Months 21 Months 24 Months AVG AMOUNT OF TRAVOPROST REMAINING FOLLOWING EXPLANTATION % Of Travoprost At 24 months, iDose TR implants still contained 16% of the travoprost drug product Data abstract submitted for presentation at ARVO 2024 Annual Meeting

iDose TR: Phase 3 & Phase 2b Results Show Excellent Safety

PHASE 3 AND PHASE 2B SAFETY DATA

iDose TR

	Ph 3 Trials 1 Year	Ph 2b Trial 3 Years	Topical PGAs
No adverse events of periorbital fat atrophy	✓	✓	*Up to 70% incidence*
Very low conjunctival hyperemia	✓	✓	*30%-50% incidence*
No adverse events of corneal endothelial cell loss	✓	✓	
Very low or no incidence of iris color change	✓	✓	*~20% incidence*

FDA APPROVAL: PRESCRIBING SAFETY INFORMATION

In controlled studies, the most common ocular adverse reactions in 2% to 6% of patients were increases in intraocular pressure, iritis, dry eye, and visual field defects.

iDose TR

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GLAUKOS

© 2023 Glaukos Corporation Page 12 iDose TR: Building a Robust Body of Published Clinical Evidence 1 12 16+ Planned peer - reviewed articles to cover wide range of relevant data, including: • iDose TR efficacy and safety in managing IOP and reducing topical medication burden • Comparison of iDose TR to twice - daily timolol regimen • Efficacy and safety of iDose TR in diverse subpopulations • Efficacy and safety in iDose TR subjects with and without prior SLT • In - office administration of iDose TR submissions to leading medical journals currently accepted, under review or in process external authors actively engaged in data analysis and manuscript preparation Article published and available online ahead of print at https://pubmed.ncbi.nlm.nih.gov/38060092 (iDose TR Ph2b 3 - year follow up results)

© 2023 Glaukos Corporation Page 13 iDose TR: Major Addition to Interventional Glaucoma Arsenal GLAUCOMA THERAPY Designed to provide 24/7 long - duration sustained release of travoprost directly into the anterior chamber; for full range of disease progression Up to 240 ƒ of powerful outflow coverage for patients who failed prior medical and surgical therapy COMBO - CATARACT ONLY Creates 2 pathways for fluid outflow; wider flange enhances ease of use and visibility Glaukos is uniquely positioned to lead development of the Interventional Glaucoma opportunity

iDose TR Extensive Development Journey – Major Milestones

2008-2013

Dedicated 15+ years from ideation to commercialization

Formulated unique, potent, long-lasting prostaglandin to achieve therapeutic index and stability


A
Travoprost
COOCH (CH3)2
OH
CF3
B
Travoprost free acid
COOH

Developed micro-scale EVA membrane to achieve predictable, targeted elution rate



Commenced development of next-generation iDose platform technologies, including iDose TREX

2014-2018

Conducted foundational Proof of Concept (POC) and Phase 2 clinical trials

Int'l pilot, POC, prospective study led to open IND; Phase 2 randomized study provided preliminary safety and efficacy results to progress to Phase 3

Began fortifying in-house pharmaceutical expertise



Ongoing expansion of experienced pharma research, development, clinical and regulatory teams charged with advancing iDose TR and the iDose platform

Invested over $500 million in new innovations



Total R&D investment (2018-2023) to advance iDose TR and other innovations, representing 30%+ of revenues

2019-2023

Enrolled 1,150 subjects in rigorous Phase 3 clinical trials



Overcame numerous logistical challenges related to implementing major trials during COVID pandemic

Built state-of-the-art nanomanufacturing capabilities

Highly specialized facilities, equipment and expertise created from the ground up, followed by completion of the required PAI with no 483 observations

Submitted ~100,000-page NDA for iDose TR approval



Comprehensive filing to CDRH and CDER resulted in FDA approval

iDose TR
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GLAUKOS

© 2023 Glaukos Corporation Page 15 iDose TR Extensive Development Journey – Manufacturing Buildout State - of - the - art nanomanufacturing facilities and equipment, meeting appropriate regulatory, CMC and ISO 7 guidelines Manufacturing Facilities San Clemente, CA Multi - year effort to establish approximately 134K sq ft of manufacturing, warehouse and office space dedicated to iDose TR commercialization

© 2023 Glaukos Corporation Page 16 iDose TR – Preparing for Commercialization Glaukos has become a leader in micro - scale manufacturing, with +20 years of experience , and using ISO 7 manufacturing environment with terminal sterilization

© 2023 Glaukos Corporation Page 17 © 2023 Glaukos Corporation Page 17 iDose TR Commercial Launch Strategy * Market opportunity estimate based on Glaukos algorithm of physician preference, utilization; assumes up to 3 - year iDose TR therapy duration Apply for permanent J - Code Methodical, controlled launch commences Surgeon training begins, focused on glaucoma specialists Establishment of Cat III CPT code (0660T) for facility (APC classification) Anticipate permanent J - code in 2H 2024 Accelerate marketing investments as universe of trained surgeons expands and market access is established Annual Opportunity of ~1M eyes* Establishment of Cat III CPT code (0660T) for pro fees (MAC by MAC)

iDose TR Commercial Launch Strategy

Leverage large, well-established US glaucoma commercial organization


~70
Regional business and academic managers
100+
Total US glaucoma commercial personnel

Initially positioned for patients who can receive strong clinical benefit from this unique therapy:

- ✓ Non-compliant glaucoma patients
- ✓ Glaucoma patients who are intolerant to topical glaucoma drops
- ✓ Glaucoma patients with underlying co-morbidities (e.g., dry eye)
- ✓ Glaucoma patients who have physical limitations that impede their ability to utilize eye drops
- ✓ Glaucoma patients who are seeking to reduce drug burden and/or have experienced decreased quality-of-life related to topical drug use

iDose TR
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GLAUKOS

© 2023 Glaukos Corporation Page 19 Procedural Pharmaceuticals – Range of Annual WAC Pricing (Per Eye) $3,000 and below $5,000 $10,000 $15,000 $20,000 and higher GLAUCOMA RETINAL DISEASES OTHER At a WAC price of $13,950, iDose TR is among the most cost - effective procedural pharmaceuticals in ophthalmology when annualized based on its design to deliver up to 3 - years of drug therapy 1 1 Berdahl, JP et al, Efficacy and Safety of the Travoprost Intraocular Implant in Reducing Topical IOP - Lowering Medication Burden in Patients with Op en - Angle Glaucoma or Ocular Hypertension, Drugs December 2023; https://pubmed.ncbi.nlm.nih.gov/38060092

© 2023 Glaukos Corporation Page 20 Enabling Patient Access is Critical REIMBURSEMENT LIAISON • Patient Counseling • Benefit Verification • Denials and Appeals • BV Portal • Billing and Coding Support • Policy Reviews CO - PAY ASSISTANCE PROGRAM SPECIALTY PHARMACY BILLING & CODING SUPPORT

© 2023 Glaukos Corporation Page 21 PROGRAM We created the iDose Your Dose philanthropic initiative. For every iDose TR sold, Glaukos pledges to make available an equal number of iDose TR units for qualifying charitable donation requests around the globe.* Corporate Philanthropy – iDose Your Dose MISSION Provide broad patient access to transformative, dropless therapy that can meaningfully impact the lives of all patients living with glaucoma. * Recipients of Glaukos product donations must satisfy independent eligibility requirements.

2023 and 2024 Revenue Guidance

$307-$310 MILLION

Affirmed FY2023 revenue guidance range

$350-$360 MILLION

Highly preliminary FY2024 revenue guidance that factors in iDose launch plans, MIGS combo-cataract and iStent infinite landscape, as well as International Glaucoma and Corneal Health expectations

Expect to refine guidance range and provide incremental commentary during our 4Q23 earnings call in February 2024

iDose TR
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GLAUKOS

Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases.

© 2023 Glaukos Corporation Page 24